CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT MONEY MARKET FUND	CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Servicing Class (CNIXX)	Servicing Class (CNRZX)
Class N (CNGXX)	Class N (RIMOX)
Class S (CNFXX)

CITY NATIONAL ROCHDALE U.S. CORE EQUITY FUND
Institutional Class (CNRUX)
Servicing Class (CNRVX)
Class N (CNRWX)

Supplement dated April 23, 2024, to the Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated January 29, 2024

The Prospectus section for the City National Rochdale Government Money Market Fund titled “Portfolio Managers” on page 6 is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Charles Luke, Chief Investment Officer of the Adviser, and Michael Taila, Managing Director and Senior Portfolio Manager of the Adviser, are primarily responsible for the day-to-day management of the Fund and have served as portfolio managers for the Government Money Fund since 2021.

The Prospectus section for the City National Rochdale Fixed Income Opportunities Fund titled “Portfolio Managers” on page 20 is replaced in its entirety with the following:

PORTFOLIO MANAGERS

Thomas H. Ehrlein, Director of Investment Solutions at the Adviser, and Charles Luke, Chief Investment Officer of the Adviser, are primarily responsible for the day-to-day management of the Fund. Messrs. Ehrlein and Luke have served as portfolio managers for the Fund since May 2020.

The Prospectus section for the City National Rochdale U.S Core Equity Fund titled “Portfolio Manager” on page 30 is replaced in its entirety with the following:

PORTFOLIO MANAGER

Amy Chen, Director and Senior Equity Analyst of the Adviser, is primarily responsible for the day-to-day management of the Fund and has served as a portfolio manager for the Fund since 2022.

The first two paragraphs in the Prospectus section titled “Management of the Funds – Sub-Advisers and Portfolio Managers – Government Money Fund” on page 49 is replaced in its entirety with the following:

Charles Luke and Michael Taila are portfolio managers for the Government Money Fund.

Charles Luke is the Chief Investment Officer of the Adviser. Mr. Luke has over 20 years of experience in the financial services industry. Prior to joining the Adviser in 2018, Mr. Luke led the fixed income group at Avalon Advisors, where he executed strategic positioning and asset allocation for portfolios of high-net-worth individuals and institutions. Previously, Mr. Luke was responsible for client management and deal execution at SunTrust Robinson Humphrey. He started his career at BBVA Compass, Wealth Management Group. Mr. Luke earned a BBA in Business Management with High Honors from the University of Georgia and holds the Chartered Financial Analyst® designation.

The Prospectus section titled “Management of the Funds – Sub-Advisers and Portfolio Managers – U.S. Core Equity Fund” on page 51 is replaced in its entirety with the following:

Amy Chen is the portfolio manager for the U.S. Core Equity Fund.

Amy Chen is a Director and Senior Equity Analyst of the Adviser. Ms. Chen joined City National Rochdale in 2011. She performs fundamental research and portfolio management for the U.S. Core Equity team. Ms. Chen is the primary analyst for Consumer Discretionary, Consumer Staples, Communication Services, and Real Estate sectors. Prior to joining the firm, Ms. Chen was an Equity Research Consultant at Telsey Advisory Group, where she specialized in the apparel, footwear and luxury goods sectors. Early in her career, she also worked for renowned architecture firm Pei Cobb and Freed & Partners, as an architectural designer in New York City. Ms. Chen received her MBA in Finance from Columbia Business School, being a member of the Value Investing Program. She also received her Master in Architecture degree from Yale University. She holds the Chartered Financial Analyst® designation and is a member of the CFA Institute.

The subsection titled “U.S. Core Equity Fund” on pg. 82 of the SAI under the section titled “Portfolio Managers” is replaced in its entirety with the following:

U.S. Core Equity Fund

The individual with primary responsibility for managing the U.S. Core Equity Fund is Amy Chen.

Ms. Chen manages the following accounts (including the U.S. Core Equity Fund):

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$364.29	0	$0
Other Pooled Investment Vehicles:	0	$0	0	$0
Other Accounts:	0	$0	0	$0

Ms. Chen owns shares of the U.S. Core Equity Fund worth $100,001 - $500,000.

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CNR-SK- 078-0100